Exhibit 77Q1 - Additional Items

Item 15

Foreign Sub-Custodian Network for J.P. Morgan Chase Bank

MARKET	SUBCUSTODIAN
ARGENTINA	HSBC Bank Argentina S.A.
Avenida Martin Garcia 464, 2nd Floor
C1106ABJ Buenos Aires
ARGENTINA
AUSTRALIA	JPMorgan Chase Bank, N.A.**
L18, 85 Castlereagh Street
Sydney NSW 2000
AUSTRALIA
AUSTRIA	UniCredit Bank Austria AG
Julius Tandler Platz - 3
A-1090 Vienna
AUSTRIA
BAHRAIN	HSBC Bank Middle East Limited
1st Floor, Building No 2505, Road No 2832
Al Seef 428
BAHRAIN
BANGLADESH	Standard Chartered Bank
18-20 Motijheel C.A
Box 536
Dhaka-1000
BANGLADESH
BELGIUM	BNP Paribas Securities Services S.C.A.
Boulevard Louis Schmidt 2
3rd Floor
1040 Brussels
BELGIUM
BERMUDA	HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM 11
BERMUDA
BOTSWANA	Standard Chartered Bank Botswana Limited
5th Floor, Standard House
P.O. Box 496
Queens Road, The Mall
Gaborone
BOTSWANA
BRAZIL	J.P. Morgan S.A. DTVM**
Rua Dr. Renato Paes de Barros, 1017, Floor 9
São Paulo, SP 04530-001
BRAZIL
BULGARIA	ING Bank N.V.
49B Bulgaria Blvd
Sofia 1404
BULGARIA
CANADA	Canadian Imperial Bank of Commerce
Commerce Court West
Security Level
Toronto, Ontario M5L 1G9
CANADA
Royal Bank of Canada
155 Wellington Street West, 2nd Floor
Toronto Ontario M5V 3L3
CANADA
CHILE	Banco Santander Chile
Bandera 140, Piso 4
Santiago
CHILE
CHINA: A-Share	HSBC Bank (China) Company Limited*
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
* Please refer to your Client Relationship Team for additional subcustodial options.
CHINA: B-Share	HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
COLOMBIA	CorpBanca Investment Trust Colombia S.A.
Carrera 7 No. 99-53, Piso 18
Bogotá
COLOMBIA
*COSTA RICA*	Banco BCT, S.A.
150 Metros Norte de la Catedral Metropolitana
Edificio BCT
San Jose
COSTA RICA
CROATIA	Privredna banka Zagreb d.d.
Radnicka cesta 50
10000 Zagreb
CROATIA
CYPRUS	HSBC Bank plc
109-111, Messogian Ave.
115 26 Athens
GREECE
CZECH REPUBLIC	UniCredit Bank Czech Republic and Slovakia, a.s.
BB Centrum - FILADELFIE
Zeletavska 1525-1
140 92 Prague 1
CZECH REPUBLIC
DENMARK	Nordea Bank Danmark A/S
Helgeshoj Alle 33
Hoje Taastrup
DK-2630 Taastrup
DENMARK
EGYPT	Citibank, N.A.
4 Ahmed Pasha Street
Garden City
Cairo
EGYPT
ESTONIA	Swedbank AS
Liivalaia 8
15040 Tallinn
ESTONIA
FINLAND	Nordea Bank Finland Plc
Aleksis Kiven katu 3-5
FIN-00020 NORDEA Helsinki
FINLAND
FRANCE	BNP Paribas Securities Services S.C.A.
Les Grands Moulins de Pantin
9, rue du Debarcadere
93500 Pantin
FRANCE
GERMANY	Deutsche Bank AG
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn
GERMANY
J.P. Morgan AG#**
Junghofstrasse 14
60311 Frankfurt am Main
GERMANY
# Custodian for local German custody clients only.
GHANA	Standard Chartered Bank Ghana Limited
Accra High Street
P.O. Box 768
Accra
GHANA
GREECE	HSBC Bank plc
Messogion 109-111
11526 Athens
GREECE
HONG KONG	JPMorgan Chase Bank, N.A.**
48th Floor, One Island East
18 Westlands Road, Quarry Bay
HONG KONG
HUNGARY	Deutsche Bank AG
Hold utca 27
H-1054 Budapest
HUNGARY
*ICELAND*	Islandsbanki hf.
Kirkjusandur 2
IS-155 Reykjavik
ICELAND
INDIA	JPMorgan Chase Bank, N.A.**
6th Floor, Paradigm ´B' Wing
Mindspace, Malad (West)
Mumbai 400 064
INDIA
INDONESIA	Deutsche Bank AG
Deutsche Bank Building
80 Jl. Inman Bonjol
Jakarta 10310
INDONESIA
IRELAND	JP Morgan Chase Bank, N.A.**
25 Bank Street, Canary Wharf
London E14 5JP
UNITED KINGDOM
ISRAEL	Bank Leumi le-Israel B.M.
35, Yehuda Halevi Street
65136 Tel Aviv
ISRAEL
ITALY	BNP Paribas Securities Services S.C.A.
Via Asperto, 5
20123 Milan
ITALY
JAPAN	Mizuho Bank, Ltd.
4-16-13, Tsukishima
Chuo-ku
Tokyo 104-0052
JAPAN
The Bank of Tokyo-Mitsubishi UFJ, Limited
1-3-2 Nihombashi Hongoku-cho
Chuo-ku
Tokyo 103-0021
JAPAN
JORDAN	HSBC Bank Middle East Limited
Level 1
Zahran Street, 5th Circle
Amman 11190
JORDAN
KAZAKHSTAN	SB HSBC Bank Kazakhstan JSC
43 Dostyk Avenue
Almaty 050010
KAZAKHSTAN
KENYA	Standard Chartered Bank Kenya Limited
Stanbank House
Moi Avenue
P.O. Box 30003
Nairobi 00100
KENYA
KUWAIT	HSBC Bank Middle East Limited
Kuwait City, Qibla Area
Hamad Al-Saqr Street, Kharafi Tower
G/1/2 Floors
Safat 13017
KUWAIT
LATVIA	Swedbank AS
Balasta dambis 1a
Riga LV-1048
LATVIA
LEBANON	HSBC Bank Middle East Limited
HSBC Main Building
Riad El Solh, P.O. Box 11-1380
1107-2080 Beirut
LEBANON
LITHUANIA	AB SEB Bankas
12 Gedimino pr.
LT 2600 Vilnius
LITHUANIA

LUXEMBOURG	BNP Paribas Securities Services S.C.A.
33, Rue de Gasperich
L-5826 Hesperange
LUXEMBOURG
*MALAWI*	Standard Bank Limited, Malawi
1st Floor Kaomba House
Cnr Glyn Jones Road & Victoria Avenue
Blantyre
MALAWI
MALAYSIA	HSBC Bank Malaysia Berhad
2 Leboh Ampang
12th Floor, South Tower
50100 Kuala Lumpur
MALAYSIA
MAURITIUS	The Hongkong and Shanghai Banking
Corporation Limited
HSBC Centre
18 Cybercity
Ebene
MAURITIUS
MEXICO	Banco Nacional de Mexico, S.A.
Act. Roberto Medellin No. 800 3er Piso Norte
Colonia Santa Fe
01210 Mexico, D.F.
MEXICO
MOROCCO	Societe Generale Marocaine de Banques
55 Boulevard Abdelmoumen
Casablanca 20100
MOROCCO
NAMIBIA	Standard Bank Namibia Limited
Mutual Platz
Cnr. Stroebel and Post Streets
P.O.Box 3327
Windhoek
NAMIBIA
NETHERLANDS	BNP Paribas Securities Services S.C.A.
Herengracht 595
1017 CE Amsterdam
NETHERLANDS
NEW ZEALAND	JPMorgan Chase Bank, N.A.**
Level 13, 2 Hunter Street
Wellington 6011
NEW ZEALAND
NIGERIA	Stanbic IBTC Bank Plc
Plot 1712
Idejo Street
Victoria Island
Lagos
NIGERIA
NORWAY	Nordea Bank Norge ASA
Essendropsgate 7
PO Box 1166
NO-0107 Oslo
NORWAY
OMAN	HSBC Bank Oman S.A.O.G.
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb
OMAN
PAKISTAN	Standard Chartered Bank (Pakistan) Limited
P.O. Box 4896
Ismail Ibrahim Chundrigar Road
Karachi 74000
PAKISTAN
*PALESTINIAN TERRITORIES*	HSBC Bank Middle East Limited
Jaffa Street
P.O. Box 2067
Ramallah
PALESTINIAN AUTONOMOUS AREA
PERU	Citibank del Peru S.A.
Av. Canaval y Moreryra 480 Piso 4
San Isidro, Lima 27
PERU
PHILIPPINES	The Hongkong and Shanghai Banking
Corporation Limited
7/F HSBC Centre
3058 Fifth Avenue West
Bonifacio Global City
1634 Taguig City
PHILIPPINES
POLAND	Bank Handlowy w. Warszawie S.A.
ul. Senatorska 16
00-923 Warsaw
POLAND
PORTUGAL	BNP Paribas Securities Services S.C.A.
Avenida D.João II, Lote 1.18.01, Bloco B,
7° andar
1998-028 Lisbon
PORTUGAL
QATAR	HSBC Bank Middle East Limited
2nd Floor, Ali Bin Ali Tower
Building 150 (Airport Road)
PO Box 57
Doha
QATAR
ROMANIA	ING Bank N.V.
Crystal Tower
48 lancu de Hunedoara Blvd.
011745 Bucharest
ROMANIA
RUSSIA	J.P. Morgan Bank International
(Limited Liability Company) **
10, Butyrsky Val
White Square Business Centre
Floor 12
Moscow 125047
RUSSIA
SAUDI ARABIA	HSBC Saudi Arabia Limited
2/F HSBC Building
Olaya Road, Al-Murooj
Riyadh 11413
SAUDI ARABIA
SERBIA	UniCredit Bank Srbija a.d.
Airport City Belgrade
Omladinskih Brigada 88
11070 Belgrade
SERBIA
SINGAPORE	DBS Bank Ltd.
10 Toh Guan Road
DBS Asia Gateway, Level 04-11 (4B)
608838
SINGAPORE
SLOVAK REPUBLIC	UniCredit Bank Czech Republic and Slovakia, a.s.
Sancova 1/A
SK-813 33 Bratislava
SLOVAK REPUBLIC
SLOVENIA	UniCredit Banka Slovenija d.d.
Smartinska 140
SI-1000 Ljubljana
SLOVENIA
SOUTH AFRICA	FirstRand Bank Limited
1 Mezzanine Floor, 3 First Place, Bank City
Cnr Simmonds and Jeppe Streets
Johannesburg 2001
SOUTH AFRICA
SOUTH KOREA	Standard Chartered Bank Korea Limited
47 Jongro, Jongro -Gu
Seoul 110-702
SOUTH KOREA
SPAIN	Santander Investment, S.A.
Ciudad Grupo Santander
Avenida de Cantabria, s/n
Edificio Ecinar, planta baja
Boadilla del Monte
28660 Madrid
SPAIN
SRI LANKA	The Hongkong and Shanghai Banking
Corporation Limited
24 Sir Baron Jayatillaka Mawatha
Colombo 1
SRI LANKA
SWEDEN	Nordea Bank AB (publ)
Hamngatan 10
SE-105 71 Stockholm
SWEDEN
SWITZERLAND	UBS AG
45 Bahnhofstrasse
8021 Zurich
SWITZERLAND
TAIWAN	JPMorgan Chase Bank, N.A.**
8th Floor, Cathay Xin Yi Trading Building
No. 108, Section 5, Xin Yi Road
Taipei 11047
TAIWAN
*TANZANIA*	Stanbic Bank Tanzania Limited
Stanbic Centre
Corner Kinondoni and A.H.Mwinyi Roads
P.O. Box 72648
Dar es Salaam
TANZANIA
THAILAND	Standard Chartered Bank (Thai) Public Company Limited
14th Floor, Zone B
Sathorn Nakorn Tower
90 North Sathorn Road Bangrak
Silom, Bangrak
Bangkok 10500
THAILAND
TRINIDAD AND TOBAGO	Republic Bank Limited
9-17 Park Street
Port of Spain
TRINIDAD AND TOBAGO
TUNISIA	Banque Internationale Arabe de Tunisie, S.A.
70-72 Avenue Habib Bourguiba
P.O. Box 520
Tunis 1000
TUNISIA
TURKEY	Citibank A.S.
Inkilap Mah., Yilmaz Plaza
O. Faik Atakan Caddesi No: 3
34768 Umraniye- Istanbul
TURKEY
UGANDA	Standard Chartered Bank Uganda Limited
5 Speke Road
P.O. Box 7111
Kampala
UGANDA
*UKRAINE*	ING Bank Ukraine
30-A Spaska Street
04070 Kiev
UKRAINE
UNITED ARAB EMIRATES - ADX	HSBC Bank Middle East Limited
Emaar Square, Level 3, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
UNITED ARAB EMIRATES - DFM	HSBC Bank Middle East Limited
Emaar Square, Level 3, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
UNITED ARAB EMIRATES - NASDAQ Dubai	HSBC Bank Middle East Limited
Emaar Square, Level 3,Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
UNITED KINGDOM	JPMorgan Chase Bank, N.A.**
25 Bank Street, Canary Wharf London E14 5JP
UNITED KINGDOM
Deutsche Bank AG
Depository and Clearing Centre
10 Bishops Square
London E1 6EG
UNITED KINGDOM

UNITED STATES	JPMorgan Chase Bank, N.A.**
4 New York Plaza
New York, NY 10004
UNITED STATES
URUGUAY	Banco Itaú Uruguay S.A.
Zabala 1463
11000 Montevideo
URUGUAY
VENEZUELA	Citibank, N.A.
Avenida Casanova
Centro Comercial El Recreo
Torre Norte, Piso 19
Caracas 1050
VENEZUELA
VIETNAM	HSBC Bank (Vietnam) Ltd.
Centre Point
106 Nguyen Van Troi Street
Phu Nhuan District
Ho Chi Minh City
VIETNAM
*WAEMU - Benin, Burkina Faso, Guinea-Bissau, Ivory Coast, Mali, Niger, Senegal, Togo*	Standard Chartered Bank Cote d'Ivoire SA
23 Boulevard de la Republique 1
01 B.P. 1141
Abidjan 17
IVORY COAST
ZAMBIA	Standard Chartered Bank Zambia Plc
Standard Chartered House
Cairo Road
P.O. Box 32238
Lusaka 10101
ZAMBIA
*ZIMBABWE*	Stanbic Bank Zimbabwe Limited
Stanbic Centre, 3rd Floor
59 Samora Machel Avenue
Harare
ZIMBABWE
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*